UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end:  April 30, 2023

Date of reporting period:  April 30, 2023

Item 1. Reports to Stockholders.

(a)

LOGAN CAPITAL FUNDS

Logan Capital Broad Innovative Growth ETF
(LCLG)

Annual Report
April 30, 2023

Logan Capital Broad Innovative Growth ETF

Table of Contents

Letter to Shareholders	3
Investment Highlights	7
Sector Allocation of Portfolio Assets	8
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to the Financial Statements	17
Report of Independent Registered Public Accounting Firm	29
Expense Example	30
Notice to Shareholders	32
Information about Trustees and Officers	33
Approval of Investment Advisory Agreement	37
Privacy Notice	40

Logan Capital Broad Innovative Growth ETF

Dear Shareholder,

We are pleased to provide the following comments about Fund performance, the economy and the market for the fiscal year ended April 30, 2023.

What a year!

The past year was, as we expected, a volatile one in which investors faced geopolitical uncertainties, a return to a more typical world as the response to COVID tapered off, and central banks and governments needed to transition away from stimulus mode. In the end, the consumer in the Western economies proved to be more resilient than many expected based on solid employment, strong balance sheets, and significant pent-up demand.

As investors, we continue to focus on companies with pricing power and the ability to adapt to a changing world. The global response to COVID accelerated changes in customer behavior as the adoption of technology occurred much faster. One only needs to reflect on the current state of the movement to return to a five-day in-office workweek in many cities to see how much the world has changed. It remains to be seen if the current conditions persist or if the business world will eventually return to more typical pre-COVID returns.

Regardless of the outcome, flexibility, the ability to innovate, and financial security have been the key characteristics of those companies which have performed well over the past year. Companies that chose to not adapt, or could not, saw their business erode and the business environment is changed as a result going forward, the U.S. economy is slowing as the pent-up demand from the lockdowns is exhausted. Consumers are once again spending on services, to the benefit of travel and other related industries.

The large technology stocks have had an impressive recovery, providing significant market leadership recently. Given that the global economy has been performing better than many expected, we think leadership will broaden over the coming months and that investors will reward those companies which have been able to adapt and gain market share despite the challenges in the economy. Our team remains constructive on the opportunities in the coming year and believes we are in a time, like other challenging markets, where new leadership emerges across the economy. Our methodology is designed to find new leaders.

For the fiscal year ended April 30, 2023, the Logan Capital Broad Innovative Growth ETF (the “Fund”) return was +4.78% compared to the benchmark, the Russell 1000® Growth Total Return Index, which returned +2.34%. The Russell 1000® Growth Total Return Index (the “Index”) measures the performance of the large-cap growth segment of the U.S. equity universe. The Index includes Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. It has been constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

Contributing Sectors

Industrials (overweight and outperformed, +186 bps) – The portfolio holdings in the industrial sector benefited from a resumption in investment in manufacturing, infrastructure, and a general recovery in the economy as well as improvement in supply chain issues.

Logan Capital Broad Innovative Growth ETF

Communication Services (overweight and outperformed, +170 bps) – On-Line advertising delivered better results than expected. The sector also benefited from investor interest in AI based opportunities.

Information Technology (underweight and underperformed, +143 bps) – Several of our holdings delivered better than expected earnings and sales results, notably Apple and Arista Networks. Our overall allocation to the sector did underperform as the mega cap companies in the sector benefitted from investor interest in AI. We like pricing power and believe in a more digital future. The portfolio’s performance during the year was driven by our exposure to non-commoditized chips and production, digital networking, and digital business transformation. Our team expected the current holdings to be able to maintain their lead and relative earnings growth regardless of the trajectory of the overall economy.

Consumer Discretionary (overweight and outperformed, +46 bps) – Our allocation to the Consumer Discretionary sector performed very well as our focus on owning those companies that have pricing power, know their customer, and are aggressive users of technology allowed them to benefit from a solid consumer that is benefiting from historically low unemployment and solid wage growth. Many of our branded companies did very well during the year. Our holdings in home related retailers and autos lagged as investors focused on the possible impact of higher interest rates. We remain more constructive on housing related stocks than some due to the favorable demographics in the U.S. and the fact that the U.S. housing market is significantly underbuilt.

Healthcare (underweight and underperformed, +25 bps) – Several of our health care names benefit from capital investment in the sector. Many health care companies are facing some spending challenges post-COVID and the expense of pent-up demand for health care services that were deferred during the response to COVID.

Financials (overweight and underperformed, +6 bps) – Our allocation to the sector outperformed due to not having exposure to the traditional banks during the year. Concerns about bank solvency dominated the sector's performance during the period.

Consumer Staples (underweight and underperformed, +5 bps) – Our largest holding in the sector, Estee Lauder, is seeing slower growth in China which is having a significant impact on earnings.

Detracting Sectors

Materials (overweight and underperformed, -26 bps) – We have one holding in the sector, Sherwin Williams, which has been a solid performer for the portfolio over time. Concerns over the housing market, higher interest rates, and a slowdown in the economy weighed on the stock during the year.

Best Performing Stocks

Netflix (NFLX, 73.3% return) – Netflix’s shares suffered earlier in the year as the company delivered its first loss in subscribers. Much of the loss in subscribers was attributable to the company’s decision to exit the Russian market but even after adjusting for the loss of Russian subscribers’ growth in new customers did slow more than expected. The company announced efforts to capture more revenue from customers who

Logan Capital Broad Innovative Growth ETF

are sharing accounts and a new advertising funded model. Netflix remains a highly popular, and global, service and the performance reflects investors’ confidence that the company will be able to increase the income they bring in from their subscriber base.

Starbucks (SBUX, 56.7% return) – The consumer has proven to be more resilient than many expected they would be a year ago. Starbucks's investments in technology, product innovation and the ability to continue to expand despite a challenging several years of COVID related issues delivered better than expected results during the second half of the year.

Dick’s Sporting Goods (DKS, 53.6% return) – Dicks Sporting Goods delivered better than expected results during the year. Sporting good sales held up early in the year though current trends have been more muted. One of the reasons we hold the company’s shares is the management team has been able to expand and enhance market share in more challenging times. The company has curated its product mix to have less exposure to promotional activity and sporting goods tend to have stable demand, particularly with items related to team sports.

Worst Performing Stocks

Coinbase Global (COIN, -42.3% return) – Many of the crypto assets have had a challenging year. Coinbase is a leading provider of trading, custody, and reporting services to holders of digital assets. Our team believes that digital assets and clearing will have an expanding role in the years to come. We did take advantage of market weakness to add to positions in advance of the recent upgrades to the blockchain network which improved the efficiency of digital assets and the revenue opportunity COIN. The company continues to invest in gaining market share and announced several new partnerships during the year.

TTEC Holdings (TTEC, -39.4% return) – TTEC is a provider of outsourced customer support. After several years of significant growth, investors were concerned about declining investment going forward. Our expectation is that a fairly tight job market, a competitive business environment, and elevated customer expectations will provide opportunities for TTEC moving forward.

YETI Holdings (YETI, -38.7% return) – Yeti benefitted from many consumers investing in items related to outdoor activities over the past few years. To some extent, the response to COVID pulled some demand forward and we expect the quality of the company’s products, management’s proven ability to expand the company’s products line, and the brand loyalty of their customers, to support future growth. In a more inflationary environment, premium brands with loyal customers should have an easier time maintaining profit margins than those companies that compete on price.

Outlook

The leadership of growth names is consistent with history – defensive value names tend to outperform into the first Fed rate hike, and leadership then often switches to more growth-oriented holdings. In another year of unusual events, is it nice to see some familiar rhymes repeat. We remain prepared for a higher cost of doing business, heightened uncertainty, and a focus on profitability and the portfolio is invested in those companies that can do well in the current challenging environment.

Logan Capital Broad Innovative Growth ETF

Disclosures

Must be preceded or accompanied by a prospectus.

Performance data quoted represents past performance; past performance does not guarantee future results.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of Fund holdings.

Mutual Fund investing involves risk. Principal loss is possible. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested in the securities. The Fund may purchase and sell options on securities which may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put, and call options are highly specialized activities and entail greater-than-ordinary investment risks. The Fund may purchase securities of companies that are offered pursuant to an IPO which may fluctuate considerably, may be subject to liquidity risk and could have a magnified impact on Fund performance. By investing in other mutual funds and ETFs, the Fund will bear any share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds including brokerage costs.

The opinions expressed above are those of the author, are subject to change and are not guaranteed and should not be considered investment advice.

It is not possible to invest directly in an index.

Earnings growth is not a measure of the Fund’s future performance.

The price-to-book ratio compares a company's market value to its book value. The market value of a company is its share price multiplied by the number of outstanding shares. The book value is the net assets of a company.

BPS or Basis Points are a unit of measure to describe the percentage change. One basis point is equivalent to 0.01%.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. It has been constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

The Logan Capital Broad Innovative Growth ETF is distributed by Quasar Distributors, LLC.

Logan Capital Broad Innovative Growth ETF

Comparison of the change in value of a hypothetical $10,000 investment in the
Logan Capital Broad Innovative Growth ETF and the
Russell 1000® Growth Index

	One	Five	Ten	Since Inception
Average Annual Total Return:	Year	Years	Years	(6/28/12)
Logan Capital Broad Innovative
Growth ETF – NAV	4.78%	11.95%	13.36%	13.62%
Logan Capital Broad Innovative
Growth ETF – Market	4.72%	11.93%	13.36%	13.61%
Russell 1000® Growth Index	2.34%	13.80%	14.46%	15.22%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund ten years ago. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers were in effect prior to April 30, 2020. In the absence of fee waivers, returns would be reduced. For the years ended April 30, 2021 and April 30, 2022, the adviser recouped previously waived fees. In the absence of the recoupment, returns would be higher. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. The annual gross operating expense ratio is 1.03% This chart does not imply any future performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Logan Capital Broad Innovative Growth ETF
SECTOR ALLOCATION OF PORTFOLIO ASSETS
at April 30, 2023 (Unaudited)

Percentages represent market value as a percentage of total investments.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Logan Capital Management, Inc.

Logan Capital Broad Innovative Growth ETF
SCHEDULE OF INVESTMENTS
at April 30, 2023

COMMON STOCKS – 99.08%	Shares	Value
Capital Goods – 8.06%
Fastenal Co.	21,433	$1,153,953
Hubbell, Inc.	1,372	369,507
Lincoln Electric Holdings, Inc.	5,328	894,038
Nordson Corp.	2,884	623,838
United Rentals, Inc.	2,368	855,109
		3,896,445
Commercial & Professional Services – 5.24%
Cintas Corp.	2,529	1,152,642
Copart, Inc. (a)	10,997	869,313
Insperity, Inc.	4,193	513,475
		2,535,430
Consumer Durables & Apparel – 2.68%
Lululemon Athletica, Inc. (a)	1,557	591,551
Nike, Inc. – Class B	5,558	704,310
		1,295,861
Consumer Services – 4.27%
Marriott International, Inc. – Class A	1,602	271,283
Starbucks Corp.	10,009	1,143,929
Texas Roadhouse, Inc.	5,881	650,556
		2,065,768
Diversified Financials – 0.90%
LPL Financial Holdings, Inc.	2,093	437,102

Financial Services – 1.20%
Coinbase Global, Inc. – Class A (a)	4,403	236,838
OneMain Holdings, Inc.	8,909	341,838
		578,676
Food, Beverage & Tobacco – 1.47%
Monster Beverage Corp. (a)	12,652	708,512

Household & Personal Products – 2.86%
Estee Lauder Cos., Inc. – Class A	5,608	1,383,606

Materials – 2.82%
Graphic Packaging Holding Co.	24,550	605,403
Sherwin-Williams Co.	3,199	759,890
		1,365,293

The accompanying notes are an integral part of these financial statements.

Logan Capital Broad Innovative Growth ETF
SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2023

COMMON STOCKS – 99.08% (Continued)	Shares	Value
Media & Entertainment – 13.20%
Alphabet, Inc. – Class A (a)	11,199	$1,202,101
Alphabet, Inc. – Class C (a)(b)	7,819	846,172
Electronic Arts, Inc.	6,187	787,481
Meta Platforms, Inc. – Class A (a)	5,258	1,263,603
Netflix, Inc. (a)	4,709	1,553,640
Trade Desk, Inc. – Class A (a)	11,383	732,382
		6,385,379
Pharmaceuticals, Biotechnology & Life Sciences – 8.82%
Agilent Technologies, Inc.	4,895	662,930
Charles River Laboratories International, Inc. (a)	1,635	310,846
IQVIA Holdings, Inc. (a)	2,688	505,962
Mettler-Toledo International, Inc. (a)	1,010	1,506,415
Waters Corp. (a)	2,765	830,496
Zoetis, Inc.	2,560	449,997
		4,266,646
Retailing – 13.25%
Amazon.com, Inc. (a)	16,318	1,720,733
Burlington Stores, Inc. (a)	2,691	518,852
Dick’s Sporting Goods, Inc.	11,679	1,693,572
Home Depot, Inc.	1,755	527,448
Lithia Motors, Inc.	3,577	790,123
Pool Corp.	973	341,834
RH (a)	902	230,127
Williams-Sonoma, Inc.	4,850	587,044
		6,409,733
Semiconductors & Semiconductor Equipment – 9.52%
Broadcom, Inc.	4,051	2,537,951
KLA Corp.	5,340	2,064,124
		4,602,075
Software & Services – 9.67%
Accenture PLC Ireland – Class A (c)	854	239,368
Adobe Systems, Inc. (a)	1,677	633,168
Cognizant Technology Solutions Corp. – Class A	7,205	430,210
MasterCard, Inc. – Class A	6,676	2,537,080
Paycom Software, Inc. (a)	2,875	834,814
		4,674,640

The accompanying notes are an integral part of these financial statements.

Logan Capital Broad Innovative Growth ETF
SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2023

COMMON STOCKS – 99.08% (Continued)	Shares	Value
Technology Hardware & Equipment – 12.56%
Amphenol Corp. – Class A	23,203	$1,751,130
Apple, Inc.	15,823	2,684,847
Arista Networks, Inc. (a)	2,031	325,285
CDW Corp. of Delaware	2,652	449,753
IPG Photonics Corp. (a)	2,782	319,874
Trimble, Inc. (a)	6,153	289,806
Zebra Technologies Corp. – Class A (a)	888	255,771
		6,076,466
Transportation – 2.56%
Old Dominion Freight Line, Inc.	3,857	1,235,743
TOTAL COMMON STOCKS
(Cost $20,564,334)		47,917,375

MONEY MARKET FUND – 1.03%
Fidelity Government Portfolio – Class I, 4.73% (d)	496,223	496,223
TOTAL MONEY MARKET FUND
(Cost $496,223)		496,223
TOTAL INVESTMENTS
(Cost $21,060,557) – 100.11%		48,413,598
Liabilities in Excess of Other Assets – (0.11)%		(52,634)
TOTAL NET ASSETS – 100.00%		$48,360,964

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Non-voting shares.
(c)	U.S. traded security of a foreign issuer.
(d)	Rate shown is the 7-day annualized yield as of April 30, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Logan Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

Logan Capital Broad Innovative Growth ETF
STATEMENT OF ASSETS AND LIABILITIES
at April 30, 2023

Assets:
Investments, at value (cost $21,060,557)	$48,413,598
Receivables
Dividends and interest	19,532
Prepaid expenses	1,586
Total assets	48,434,716

Liabilities:
Payables
Advisory fee (Note 4)	31,011
Audit fees	21,000
Administration and accounting fees	11,006
Transfer agent fees and expenses	202
Shareholder reporting	7,849
Chief Compliance Officer fee	2,031
Accrued expenses and other payables	653
Total liabilities	73,752
Net assets	$48,360,964

Net assets consist of:
Paid-in capital	$21,267,415
Total distributable earnings	27,093,549
Net assets	$48,360,964

Calculation of net assets:
Net assets applicable to outstanding Institutional Class shares	$48,360,964
Shares issued (unlimited number of beneficial
interest authorized, $0.01 par value)	1,464,096
Net asset value per share	$33.03

The accompanying notes are an integral part of these financial statements.

Logan Capital Broad Innovative Growth ETF
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2023(1)

Investment income:
Dividends	$436,965
Interest	14,617
Total investment income	451,582

Expenses:
Investment advisory fees (Note 4)	301,546
Administration and accounting fees (Note 4)	73,784
Audit fees	22,501
Trustee fees and expenses	14,700
Chief Compliance Officer fees (Note 4)	14,531
Transfer agent fees and expenses (Note 4)	10,116
Reports to shareholders	9,660
Legal fees	5,629
Other expenses	5,169
Custody fees (Note 4)	4,291
Federal and state registration fees	2,977
Insurance expense	2,463
Total expenses	467,367
Net investment loss	(15,785)

Realized and unrealized gain/(loss) on investments:
Net realized loss on transactions on investments	(192,871)
Net realized gain from redemption in-kind	861,861
Net change in unrealized appreciation/(depreciation) on investments	1,498,885
Net realized and unrealized gain on investments	2,167,875
Net increase in net assets resulting from operations	$2,152,090

(1)
The Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on August 5, 2022. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

The accompanying notes are an integral part of these financial statements.

Logan Capital Broad Innovative Growth ETF
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2023(1)	April 30, 2022
Operations:
Net investment loss	$(15,785)	$(160,796)
Net realized gain/(loss) on investments	(192,871)	4,614,341
Net realized gain from redemption in-kind (Note 6)	861,861	—
Net change in unrealized
appreciation/(depreciation) on investments	1,498,885	(12,339,988)
Net increase/(decrease) in net assets
resulting from operations	2,152,090	(7,886,443)

Distributions to Shareholders:
Institutional Class	(876,553)	(4,407,926)
Total distributions to shareholders	(876,553)	(4,407,926)

Capital Share Transactions:
Proceeds from shares sold
Investor Class shares*	—	538,464
Institutional Class shares	28,797,622	2,824,181
Proceeds from converted shares*	—	19,573,089
Proceeds from shares issued to holders
in reinvestment of dividends
Institutional Class shares	—	4,407,926
Cost of shares redeemed
Investor Class shares*	—	(19,801,043)
Institutional Class shares	(32,336,649)	(2,272,672)
Redemption fees retained
Institutional Class shares	2	256
Net increase/(decrease) in net assets
from capital share transactions	(3,539,025)	5,270,201
Total decrease in net assets	(2,263,488)	(7,024,168)

Net Assets:
Beginning of year	50,624,452	57,648,620
End of year	$48,360,964	$50,624,452

*	Investor Class Shares converted to Institutional Class Shares on November 12, 2021.
(1)
The Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on August 5, 2022. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

The accompanying notes are an integral part of these financial statements.

Logan Capital Broad Innovative Growth ETF
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	April 30, 2023(1)	April 30, 2022
Changes in Shares Outstanding:
Shares sold
Investor Class shares*	—	13,643
Institutional Class shares	901,381	65,493
Converted shares*	—	427,245
Shares issued to holders in reinvestment of dividends
Institutional Class shares	—	104,354
Shares redeemed
Investor Class shares*	—	(443,174)
Institutional Class shares	(1,011,309)	(53,994)
Net increase/(decrease) in shares outstanding	(109,928)	113,567

*	Investor Class Shares converted to Institutional Class Shares on November 12, 2021.
(1)
The Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on August 5, 2022. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

The accompanying notes are an integral part of these financial statements.

Logan Capital Broad Innovative Growth ETF
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Institutional Class

	Year Ended April 30,
	2023(1)	2022	2021	2020	2019
Net Asset Value –
Beginning of Year	$32.16	$39.73	$26.31	$25.61	$22.29

Income from
Investment Operations:
Net investment loss^	(0.01)	(0.10)	(0.15)	(0.10)	(0.10)
Net realized and unrealized
gain/(loss) on investments	1.49	(4.46)	15.45	0.91	3.97
Total from
investment operations	1.48	(4.56)	15.30	0.81	3.87

Less Distributions:
Distributions from net realized gains	(0.61)	(3.01)	(1.88)	(0.11)	(0.55)
Total distributions	(0.61)	(3.01)	(1.88)	(0.11)	(0.55)
Redemption fees	0.00 ^~	0.00 ^~	0.00 ^~	—	—
Net Asset Value – End of Year	$33.03	$32.16	$39.73	$26.31	$25.61

Total return, at NAV	4.78%	-13.28%	59.01%	3.15%	17.95%
Total return, at Market	4.72%	—%	—%	—%	—%

Ratios and Supplemental Data:
Net assets, end of year (thousands)	$48,361	$50,624	$40,964	$27,850	$24,936
Ratio of expenses to
average net assets:
Before fee waivers
and recoupment	1.01%	1.03%	1.13%	1.29%	1.33%
After fee waivers
and recoupment	1.01%	1.10%	1.17%	1.24%	1.24%
Ratio of net investment loss to
average net assets:
Before fee waivers
and recoupment	(0.03)%	(0.18)%	(0.39)%	(0.46)%	(0.51)%
After fee waivers
and recoupment	(0.03)%	(0.25)%	(0.43)%	(0.41)%	(0.42)%
Portfolio turnover rate(2)	10%	13%	11%	12%	8%

^	Based on average shares outstanding.
~	Amount is less than $0.01.
(1)
The Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on August 5, 2022. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

(2)	Excludes impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Logan Capital Broad Innovative Growth ETF
NOTES TO FINANCIAL STATEMENTS
April 30, 2023

NOTE 1 – ORGANIZATION

The Logan Capital Broad Innovative Growth ETF (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The investment objective of the Fund is long-term capital appreciation. The Fund became effective on the close of business on August 5, 2022 and commenced operations on August 8, 2022. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Logan Capital Management, Inc. (the “Advisor”), the Fund’s investment advisor.

The Fund is the accounting and performance survivor of the Logan Capital Large Cap Growth Fund (the “Target Fund”). The Fund became a series of the Trust on August 5, 2022, following a reorganization (“Reorganization”), pursuant to an Agreement and Plan of Reorganization, which resulted in the conversion of the Target Fund organized as a mutual fund to an ETF. The Fund was established as a “shell” fund organized solely in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the Target Fund and continuing the operations of the Target Fund as an ETF. The Fund had no performance history prior to the Reorganization.

The Reorganization was accomplished by a tax-free exchange of 2,878,192 shares (with an exception for fractional mutual fund shares) of the Acquiring Fund for shares of the Target Fund of equivalent aggregate net asset value. At the close of business on August 5, 2022, the net assets of the Target Fund were $48,177,524. The total net assets of the Target Fund included $764,863 of accumulated realized gains and $27,049,044 of unrealized appreciation. Fees and expenses incurred to affect the Reorganization were borne by the Advisor. The Reorganization did not result in a material change to the Target Fund’s investment portfolio as compared to the Fund. There are no material differences in accounting policies of the Target Fund as compared to the Fund. The Fund did not purchase or sell securities following the Reorganization for purposes of realigning its investment portfolio. Accordingly, the acquisition of the Target Fund did not affect the Fund’s portfolio turnover ratios for the year ended April 30, 2023.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares, called “Creation Units,” which generally consist of 25,000 shares. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in

Logan Capital Broad Innovative Growth ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased directly from or redeemed directly to the Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker- dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Quasar Distributors, LLC (the “Distributor”). Most retail investors do not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. The Fund charges $300 for the standard fixed creation fee, payable to the Custodian. In addition, a variable fee may be charged on cash purchases, non-standard orders, or partial cash purchases of Creation Units of up to a maximum of 2% as a percentage of the total value of the Creation Units subject to the transaction. Variable fees received by the Fund are displayed in the Capital Share Transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with $0.01 par value per share.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Logan Capital Broad Innovative Growth ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”). Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
REITs: The Fund is able to make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Logan Capital Broad Innovative Growth ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

F.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended April 30, 2023, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

Distributable Earnings	Paid-in Capital
$(793,946)	$793,946

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of April 30, 2023, management considered the impact of subsequent events for the potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end funds and real estate

Logan Capital Broad Innovative Growth ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment adviser, Logan Capital Management, Inc. (“Advisor”), as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Advisor, as Valuation Designee is, authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Foreign exchanges typically close before the time at which Fund share prices are calculated and may be closed altogether on some days when shares of the Fund are traded. Significant events affecting a foreign security may include, but are not limited to: corporate actions, earnings announcements, litigation or other events impacting a single issuer; governmental action that affects securities in one sector or country; natural disasters or armed conflicts affecting a country or region; or significant domestic or foreign market fluctuations. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Short-Term Debt Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Logan Capital Broad Innovative Growth ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$6,385,379	$—	$—	$6,385,379
Consumer Discretionary	9,771,362	—	—	9,771,362
Consumer Staples	2,092,118	—	—	2,092,118
Financials	3,552,858	—	—	3,552,858
Health Care	4,266,646	—	—	4,266,646
Industrials	7,667,618	—	—	7,667,618
Information Technology	12,816,101	—	—	12,816,101
Materials	1,365,293	—	—	1,365,293
Total Common Stocks	47,917,375	—	—	47,917,375
Money Market Fund	496,223	—	—	496,223
Total Investments	$48,413,598	$—	$—	$48,413,598

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Fund’s financial statements.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.65% based upon the average daily net assets of the Fund. For the year ended April 30, 2023, the Fund incurred $301,546 in advisory fees. Advisory fees payable at April 30, 2023 for the Fund were $31,011.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual

Logan Capital Broad Innovative Growth ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and dividends on securities sold short, extraordinary expenses) do not exceed 0.99% of the average daily net assets. Prior to August 8, 2022, the net expenses were contractually limited to 1.14%. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval. Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses. For the year ended April 30, 2023, there were no expenses waived or recouped by the Advisor. At April 30, 2023, there were no cumulative expenses subject to recapture.

U.S. Bancorp Fund Services, LLC, doing business as U.S.Bank Global Fund Services (“Fund Services”) serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as the custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for administration and accounting, transfer agency, custody and compliance services for the year ended April 30, 2023 are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, doing business as ACA Foreside, a division of ACA Group.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan allows the payment of a monthly fee to the Distributor at an annual rate of up to 0.25% of the average net assets each year. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended April 30, 2023, the Fund did not accrue 12b-1 distribution fees.

Logan Capital Broad Innovative Growth ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended April 30, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, and in-kind transactions, were as follows:

Purchases	Sales
$4,393,283	$10,093,125

There were no purchases or sales of long-term U.S. Government securities. For the year ended April 30, 2023, in-kind transactions associated with creations and redemptions were $2,366,176 and $1,366,135, respectively.

During the year ended April 30, 2023, the Fund realized net capital gains of $861,861 resulting from in-kind redemptions in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable or deductible to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings to paid-in capital.

NOTE 7 – LINE OF CREDIT

Prior to August 5, 2022, the Fund had a secured line of credit in the amount of $4,200,000. The line of credit was terminated effective August 5, 2022, following the conversion from a mutual fund to an ETF. This line of credit was intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility was with the Fund’s custodian, U.S. Bank N.A. During the period May 1, 2022 through August 5, 2022, the Fund did not draw upon its line of credit.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended April 30, 2023 and April 30, 2022 was as follows:

	Year Ended	Year Ended
	April 30, 2023	April 30, 2022
Long-Term Capital Gains	$876,553	$4,407,926

As of April 30, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$21,281,887
Gross unrealized appreciation	28,306,927
Gross unrealized depreciation	(1,175,216)
Net unrealized appreciation(a)	27,131,711
Undistributed long-term capital gains	—
Total distributable earnings	—
Other accumulated gains/(losses)	(38,162)
Total accumulated earnings/(losses)	$27,093,549

(a)	The difference between the book-basis and tax-basis net unrealized appreciation and cost is attributable primarily to wash sales.

Logan Capital Broad Innovative Growth ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

At April 30, 2023, the Fund deferred, on a tax basis, ordinary late year losses of $6,441.

At April 30, 2023, the Fund had short-term capital loss carryforwards of $31,721. These capital losses may be carried forward indefinitely to offset future gains.

NOTE 9 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides additional information regarding these and other risks of investing in the Fund.

General Market Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Equity Securities Risk. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

Sector Emphasis Risk. The securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if securities of companies in such a sector comprised a lesser portion of the Fund’s portfolio.

ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized

Logan Capital Broad Innovative Growth ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

Management Risk. The Fund is an actively managed portfolio. The Advisor’s management practices and investment strategies might not produce the desired results. The Advisor may be incorrect in its assessment of a stock’s appreciation potential.

Large-Cap Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Growth Style Investment Risk. Growth stocks can perform differently from the market as a whole and from other types of stocks. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising or falling in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term.

Logan Capital Broad Innovative Growth ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

Foreign Securities Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (1) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (2) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (3) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (4) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (5) currency exchange rate fluctuations and policies.

Emerging Markets Risk. Emerging markets are markets of countries in the initial stages of industrialization and generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than those of more developed countries.

Depositary Receipt Risk. The Fund’s equity investments may take the form of sponsored or unsponsored depositary receipts. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Investment Company Risk. When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.

Initial Public Offering Risk. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

NOTE 10 – TRUSTEES AND OFFICERS

At a meeting held December 7 - 8, 2022, by vote of the majority of the Board of Trustees (not including Mr. Joe Redwine), Mr. Redwine’s term as Trustee was extended for three additional years.

Logan Capital Broad Innovative Growth ETF
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Logan Capital Broad Innovative Growth ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Logan Capital Broad Innovative Growth ETF (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of April 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
June 29, 2023

Logan Capital Broad Innovative Growth ETF
EXPENSE EXAMPLE
April 30, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from November 1, 2022 to April 30, 2023.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account. The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Logan Capital Broad Innovative Growth ETF
EXPENSE EXAMPLE (Continued)
April 30, 2023 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	11/1/2022	4/30/2023	11/1/2022 – 4/30/2023
Actual	$1,000.00	$1,123.00	$5.21
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.89	$4.96

(1)
Expenses are equal to the annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Logan Capital Broad Innovative Growth ETF
NOTICE TO SHAREHOLDERS
at April 30, 2023 (Unaudited)

For the year ended April 30, 2023, the Fund designated $876,553 as long-term capital gains for purposes of the dividends paid deduction.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-215-1200 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-215-1200. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available, upon request, by calling 1-855-215-1200.

Frequency Distribution of Premiums and Discounts

Information regarding how often shares of the Fund traded on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available on the Fund’s website at www.logancapitalfunds.com/regulatory-info.

Householding

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Fund’s transfer agent toll free at 855-215-1200 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Logan Capital Broad Innovative Growth ETF
INFORMATION ABOUT TRUSTEES AND OFFICERS
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)
Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served*	Five Years	Trustee(2)	Five Years(3)

David G. Mertens	Trustee	Indefinite	Partner and Head of	1	Trustee, Advisors
(age 62)		term; since	Business Development		Series Trust
615 E. Michigan Street		March 2017.	QSV Equity		(for series not
Milwaukee, WI 53202			Investors, LLC		affiliated with
			(formerly known as		the Fund).
Ballast Equity
Management, LLC)
(a privately-held
investment advisory
firm) (February 2019
to present); Managing
Director and Vice
President, Jensen
Investment Management,
Inc. (a privately-held
investment advisory
firm) (2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	1	Trustee, Advisors
(age 75)		term; since	Manager, President,		Series Trust
615 E. Michigan Street		September	CEO, U.S. Bancorp		(for series not
Milwaukee, WI 53202		2008.	Fund Services, LLC		affiliated with
			and its predecessors		the Fund).
(May 1991 to
July 2017).

Logan Capital Broad Innovative Growth ETF
INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Independent Trustees(1)
Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served*	Five Years	Trustee(2)	Five Years(3)

Raymond B. Woolson	Chairman	Indefinite	President, Apogee	1	Trustee, Advisors
(age 64)	of the	term; since	Group, Inc.		Series Trust (for
615 E. Michigan Street	Board	January	(financial consulting		series not affiliated
Milwaukee, WI 53202		2020.	firm) (1998 to present).		with the Fund);
	Trustee	Indefinite			Independent
		term; since			Trustee,
		January			DoubleLine Funds
		2016.			Trust (an open-end
investment
company with
19 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Income Solutions
Fund, and
DoubleLine Yield
Opportunities
Fund from 2010
to present;
Independent
Trustee,
DoubleLine ETF
Trust (an open-
end investment
company with
2 portfolios) from
March 2022
to present.

Michele Rackey	Trustee	Indefinite	Chief Executive	1	Trustee, Advisors
(age 64)		term; since	Officer, Government		Series Trust
615 E. Michigan Street		January	Employees Benefit		(for series not
Milwaukee, WI 53202		2023.	Association (GEBA)		affiliated with
			(benefits and		the Fund).
wealth management
organization) (2004
to 2020); Board Member,
Association Business
Services Inc. (ABSI)
(for-profit subsidiary of
the American Society
of Association Executives)
(2019 to present).

Logan Capital Broad Innovative Growth ETF
INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Officers
Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 54)	Chief	term; since	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street	Executive	December	(February 1996 to present).
Milwaukee, WI 53202	Officer and	2018.
Principal
Executive
Officer

Kevin J. Hayden	Vice	Indefinite	Vice President, Compliance and Administration,
(age 51)	President,	term; since	U.S. Bank Global Fund Services
615 E. Michigan Street	Treasurer,	January	(June 2005 to present).
Milwaukee, WI 53202	Principal	2023.
Financial
Officer

Cheryl L. King	Assistant	Indefinite	Vice President, Compliance and Administration,
(age 61)	Treasurer	term; since	U.S. Bank Global Fund Services
615 E. Michigan Street		January	(October 1998 to present).
Milwaukee, WI 53202		2023.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 40)	Treasurer	term; since	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street		December	(July 2010 to present).
Milwaukee, WI 53202		2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 65)	President,	term; since	Services and Senior Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	September	(February 2008 to present).
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Logan Capital Broad Innovative Growth ETF
INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Officers
Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Elaine E. Richards	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 55)	President	term; since	Services (July 2007 to present).
2020 E. Financial Way,	and	September
Suite 100	Secretary	2019.
Glendora, CA 91741

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years. Joe Redwine’s term as Independent Trustee has been extended for an additional three years to expire December 31, 2025.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of April 30, 2023, the Trust was comprised of 35 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-215-1200.

Logan Capital Broad Innovative Growth ETF
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

At meetings held on October 18, 2022 and December 7 - 8, 2022, the Board (which is comprised of three persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Logan Capital Management, Inc. (the “Advisor”) on behalf of the Logan Capital Broad Innovative Growth ETF (the “Fund”). At both meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determination. In considering the renewal of the Advisory Agreement, the Board took into account the Fund’s prior time as a mutual fund. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT. The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management process. The Board further considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2022, on both an absolute basis and a relative basis in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks, a cohort that is

Logan Capital Broad Innovative Growth ETF
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”), and the Advisor’s similarly managed accounts. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative Morningstar peer group universe, the Board took into account that the investment objectives and strategies of the Fund, its focus on tax efficiency as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund had underperformed its Cohort average for the one- and three-year periods and had outperformed for the five- and ten-year periods ended June 30, 2022. The Board also noted that the Fund had outperformed the Morningstar peer group average for the one-, three-, five- and ten-year periods ended June 30, 2022. In reviewing performance, the Board considered that the Fund had converted from a mutual fund to an exchange-traded fund but that its Morningstar peer group did not yet reflect this change.

The Board noted that the Fund underperformed its primary benchmark for the one-, three-, five- and ten-year periods ended June 30, 2022. The Board also considered performance of the Fund compared to the Advisor’s similarly managed composite, noting it had underperformed for the one-, three-, five- and ten-year periods ended June 30, 2022.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total expenses of the Fund, the Board reviewed comparisons to the applicable Morningstar peer funds, the Cohort, and the Advisor’s similarly managed accounts for other types of clients, as well as all expense waivers and reimbursements, if any, for the Fund. When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 0.99% for the Fund, excluding certain operating expenses (the “Expense Cap”). The Board noted that the Fund’s advisory fee and

Logan Capital Broad Innovative Growth ETF
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

net expense ratio were above the median and average of its Cohort and that its net expense ratio was above the average of its Morningstar peer group. In reviewing fees, the Board considered that the Fund had converted from a mutual fund to an exchange-traded fund but that its Morningstar peer group did not yet reflect this change. In reviewing the Fund’s fees as compared to a new ETF peer group, the Board considered that the Fund’s advisory fee was above the median of the ETF peer group but that the net expense ratio was in line with the median of the ETF peer group. The Board considered that the fees charged by the Advisor to its similarly managed separate account clients were the same or lower depending on the asset level.

4.
ECONOMIES OF SCALE. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the specified Expense Cap. The Board noted that it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders. As a result, the Board concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional material benefits, including benefits received in the form of Rule 12b-1 fees received by the Advisor, “soft dollars” benefits that may be received by the Advisor in exchange for Fund brokerage, and shareholder servicing plan fees received by the Advisor. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement for the Fund was not excessive, and that the Advisor had maintained sufficient resources and profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders.

Logan Capital Broad Innovative Growth ETF
PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Logan Capital Management, Inc.
3843 West Chester Pike, Suite 150
Newtown Square, PA 19073

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
(855) 215-1200

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY 10019

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

(b) Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine and Ms. Michele Rackey are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2023	FYE 4/30/2022
Audit Fees	$17,400	$17,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2023	FYE 4/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2023	FYE 4/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)
The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Joe D. Redwine and Michele Rackey.

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date   7/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date   7/7/2023

By (Signature and Title)*   /s/Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal
Financial Officer

Date   7/6/2023

* Print the name and title of each signing officer under his or her signature.